                  FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") made as of the 19th day of January, 2001, by and among each of the BORROWERS which are a party hereto (collectively, the "Borrowers"), WESTERN PACIFIC HOUSING DEVELOPMENT LIMITED PARTNERSHIP, a California limited partnership ("WPHD"), WESTERN PACIFIC HOUSING DEVELOPMENT II LIMITED PARTNERSHIP, a California limited partnership ("WPHD II"), and WPH-PORTER, LLC, a Delaware limited liability company ("Porter"; WPHD, WPHD II and Porter being hereinafter referred to individually as a "Guarantor" and collectively as the "Guarantors"), FLEET NATIONAL BANK, BANK UNITED, U.S. BANK, CALIFORNIA BANK & TRUST, KEYBANK NATIONAL ASSOCIATION, BANK ONE ARIZONA, NATIONAL ASSOCIATION, HELLER FINANCIAL, INC., CENTRAL PACIFIC BANK and GUARANTY BANK (collectively, the "Banks"), and FLEET NATIONAL BANK, as Administrative Agent for the Banks (the "Administrative Agent"), BANK UNITED, as Documentation Agent for the Banks, BANK ONE ARIZONA, NATIONAL ASSOCIATION, as Syndication Agent for the Banks, and FLEETBOSTON ROBERTSON STEPHENS, INC., as Sole Arranger.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Guarantors, Agent and the Banks (excluding Guaranty Bank) entered into that certain Third Amended and Restated Revolving Credit Agreement dated as of November 21, 2000, but intended to be effective November 29, 2000, as modified by that certain letter agreement between the Agent, the Borrowers and the Guarantors dated December 15, 2000 (the "Credit Agreement"); and

         WHEREAS, the Guarantors executed and delivered to Agent and the Banks that certain Unconditional Guaranty of Payment and Performance dated as of November 21, 2000, but intended to be effective November 29, 2000 (the "Guaranty"); and

         WHEREAS, as a condition to becoming a Bank under Credit Agreement, Guaranty Bank has requested that Agent, the Banks, the Borrowers and the Guarantors modify certain provisions of the Credit Agreement; and

         WHEREAS, the parties are all willing to execute and deliver this Amendment to modify such provisions;

         NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. DEFINITIONS. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     2. MODIFICATION OF THE CREDIT AGREEMENT. The Borrowers, the Guarantors, the Banks and Agent do hereby modify and amend the Credit Agreement as follows:

         (a) By adding the following provision to the end of the definition of "Borrowing Base" in Section 1.1 of the Credit Agreement, appearing on page 6 thereof:

                  "With respect to all Projects that become Borrowing Base Assets after December 31, 2000 only, the limitations contained in subparagraphs (c) and (d) above shall be superceded by the following limitations on the amount which can be included in the Borrowing Base:

             (c) the lesser of (i) eighty percent (80%) of the undepreciated cost of the Unsold Work in Progress, or (ii) eighty percent (80%) of the Market Value (as hereinafter defined) of the Unsold Work in Progress; and

             (d) the lesser of (i) ninety percent (90%) of the undepreciated cost of the Sold Homes Under Construction, or (ii) eighty percent (80%) of the Market Value of the Sold Homes Under Construction.

         For the purposes of this subparagraph (c), the "Market Value" of the Unsold Work in Progress in question shall mean the greater of (i) the fair market value once completed (based on sales of comparable homes in the applicable community) less the development costs necessary to complete same, or (ii) the Appraised Value once completed less the development costs necessary to complete same. For the purposes of this subparagraph (d), the "Market Value" of the Sold Homes Under Construction in question shall mean the greater of (i) the sales contract price less the development costs necessary to complete same or
         (ii) the Appraised Value once completed less the development costs necessary to complete same."

         (b) By deleting SCHEDULE 1.3 attached to the Credit Agreement in its entirety and by inserting in lieu thereof SCHEDULE 1.3 attached hereto and by this reference incorporated herein.

     3. REFERENCES TO CREDIT AGREEMENT. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

     4. CONSENT OF THE GUARANTORS. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments to the Credit Agreement as set forth herein, and the Borrowers and the Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of the Borrowers and the Guarantors enforceable against such Persons in accordance with their respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of the Borrowers' or the Guarantors' obligations under the Loan Documents (including without limitation the Guaranty).

     5. REPRESENTATIONS. Each Borrower and Guarantor represents and warrants to Agent and the Banks as follows:

         (a) AUTHORIZATION. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the power and authority of such Borrower and Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

         (b) ENFORCEABILITY. The execution and delivery of this Amendment are valid and legally binding obligations of such Borrower and Guarantor enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.

         (c) APPROVALS. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.

     6. NO DEFAULT. By execution hereof, the Borrowers and the Guarantors certify that such Persons are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that, to their knowledge, no Default or Event of Default has occurred and is continuing.

     7. WAIVER OF CLAIMS. The Borrowers and the Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Bank, or any past or present officers, agents or employees of Agent or any Bank, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

     8. RATIFICATION. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of the Borrowers and the Guarantors under the Loan Documents.

     9. AMENDMENT AS LOAN DOCUMENT. This Amendment shall constitute a Loan Document.

     10. COUNTERPARTS. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     11. MISCELLANEOUS. This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement and the Guaranty.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                       BORROWERS:

                       WESTERN PACIFIC HOUSING - BAY VISTA, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - ESCONDIDO, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - WINTERHAVEN, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                       WESTERN PACIFIC HOUSING - MURRIETA, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - NORCO ESTATES, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - CANYON PARK, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - TORREY GLENN, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - SONOMA, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - LAND PARK NORTH, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - LAUREL WOODS II, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - CURRAN GROVE, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                        WESTERN PACIFIC HOUSING - CORDELIA COMMONS I, LLC, a Delaware limited liability company

                        By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - MARTINEZ, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - EAST PARK, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - NATOMAS VILLAGE 13, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - EDGEWOOD 45, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       TRACY, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - CREEKSIDE, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - SPANISH HILLS, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - TORREY HILLS, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - SAN ELIJO, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - STONE LAKE, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - LOMAS VERDES, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - PARADISE CREEK, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - WINDSOR POINTE, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - PROVIDENCE I, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - MENIFEE, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President


                                   [CORPORATE SEAL]

                       WESTERN PACIFIC HOUSING - SUN VALLEY, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                                     [CORPORATE SEAL]

                       WESTERN PACIFIC HOUSING-CLOVERDALE I, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - FIELDSTONE, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                       WESTERN PACIFIC HOUSING - ANTIGUA, LLC, a Delaware limited liability company

                       By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President

                                    [CORPORATE SEAL]

                        GUARANTORS:

                        WESTERN PACIFIC HOUSING DEVELOPMENT LIMITED
                        PARTNERSHIP, a California limited partnership

                        By: LAMCO Housing, Inc., a California corporation, Managing General Partner

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President


                        WESTERN PACIFIC HOUSING DEVELOPMENT II LIMITED PARTNERSHIP, a California limited partnership

                        By: AP LHI, Inc., a California corporation, Managing General Partner

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President


                        WPH-PORTER, LLC, a Delaware limited liability company

                        By: LAMCO Housing, Inc., a California corporation, Administrative Manager Member

                                By: /s/ Kevin Conklin
                                    ----------------------------
                                    Kevin Conklin,
                                    Vice President


                     [SIGNATURES CONTINUED ON THE NEXT PAGE]

                       BANKS:

                       FLEET NATIONAL BANK, individually and as Administrative Agent

                                By: /s/ Paul F. Divito
                                    ----------------------------
                                    Paul F. Divito
                                    Director

                                BANK UNITED

                                By: /s/ Elise Forest
                                    ----------------------------
                                    Its:  Vice President
                                          ----------------------

                                U. S. BANK

                                By: /s/
                                    ----------------------------
                                    Its:  Vice President
                                          ----------------------

                                CALIFORNIA BANK & TRUST

                                By: /s/ Marisa Drury
                                    ----------------------------
                                    Its:  Vice President
                                          ----------------------

                                KEYBANK NATIONAL ASSOCIATION

                                By: /s/ Aram Poladian
                                    ----------------------------
                                    Its:  Vice President
                                          ----------------------

                                BANK ONE ARIZONA, NATIONAL ASSOCIATION

                                By: /s/ Mark Aitken
                                    ----------------------------
                                    Its:  Vice President
                                          ----------------------

                                HELLER FINANCIAL, INC.

                                By: /s/
                                    ----------------------------
                                    Its:
                                          ----------------------

                                CENTRAL PACIFIC BANK

                                By: /s/ Alvin Takahashi
                                    ----------------------------
                                    Its:  Vice President
                                          ----------------------

                                GUARANTY BANK

                                By: /s/ Diana Harkey
                                    ----------------------------
                                    Name: Diane Harkey
                                          ----------------------
                                    Its:  Vice President
                                          ----------------------

                                  SCHEDULE 1.3

                              BANKS AND COMMITMENTS


                Name and Address                            Commitment                 Commitment Percentage
                ----------------                            ----------                 ---------------------
Fleet National Bank
100 Federal Street                                        $50,000,000.00                   22.727272727%
Boston, Massachusetts 02110
Attn:  Real Estate Division

Eurodollar Lending Office
   same as above

Bank United                                               $35,000,000.00                   15.909090909%
5950 La Place Court
Suite 205
Carlsbad, California  92008
Attn: Elise Forest

Eurodollar Lending Office
   same as above

Bank One Arizona, National Association                    $26,750,000.00                   12.159090909%
Northern California Division
2260 Douglas Boulevard, Suite 290
Roseville, California  95661
Attn: Mark Aitken

Eurodollar Lending Office
   same as above

KeyBank National Association                              $26,400,000.00                   12.000000000%
2029 Century Park East
Suite 95
Los Angeles, California 90067
Attn: Aram Poladian

Eurodollar Lending Office
   Same as above



Guaranty Bank                                             $20,000,000.00                   9.090909091%
4330 La Jolla Village Drive
Suite 310
San Diego, CA 92123
Attn:  Ms. Diane L. Harkey

Eurodollar Lending Office
   same as above

Heller Financial, Inc.                                    $18,850,000.00                   8.568181818%
500 West Monroe Street
Chicago, IL 60661
Attn:  Mr. Darren Margulis

Eurodollar Lending Office
   same as above

California Bank & Trust                                   $18,000,000.00                   8.181818182%
1900 Main Street
Suite 200
Irvine, California  92614
Attn:  Frank Henry

Eurodollar Lending Office
   Same as above

U.S. Bank                                                 $15,000,000.00                   6.818181818%
2450 Colorado Street
Suite 4000 West
Santa Monica, California 90404-3515
Attn: Max Bruno

Eurodollar Lending Office
   Same as above

Central Pacific Bank                                      $10,000,000.00                   4.545454545%
Corporate Banking Division
220 South King Street
Honolulu, Hawaii 96813
Attn:  Mr. Al Takahashi

Eurodollar Lending Office
   same as above

         Total:                                          $220,000,000.00                      100.0%
